ROPES & GRAY LLP PRUDENTIAL TOWER 800 BOYLSTON STREET BOSTON, MA 02199-3600 WWW.ROPESGRAY.COM

April 29, 2013

Columbia LifeGoal Income Portfolio

Columbia Funds Series Trust

c/o Columbia Management Investment Services Corp.

225 Franklin Street

Boston, MA 02110

Columbia Capital Allocation Conservative Portfolio

Columbia Funds Series Trust II

c/o Columbia Management Investment Services Corp.

225 Franklin Street

Boston, MA 02110

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 9, 2012, by and between Columbia Funds Series Trust, a Delaware statutory trust (the “Target Trust”), on behalf of one of its series, Columbia LifeGoal Income Portfolio (“Target Fund”), and Columbia Funds Series Trust II, a Massachusetts business trust (the “Acquiring Trust”), on behalf of one of its series, Columbia Capital Allocation Conservative Portfolio (“Acquiring Fund,” together with Target Fund, the “Funds”), and, solely with respect to paragraphs 7.3 and 10.2 of the Agreement, the Funds’ investment adviser, Columbia Management Investment Advisers, LLC. The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter (the “Closing Date”), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Fund is a series of Target Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder’s option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Fund is a series of Acquiring Trust, which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated November 30, 2012 and such other items as we have deemed necessary to render this opinion. In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Acquiring Fund and Target Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	Under Section 361 of the Code, Target Fund will not recognize gain or loss upon the transfer of Target Fund’s assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction;

(iii)	Under Section 354 of the Code, no gain or loss will be recognized by Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring Fund Shares pursuant to the Reorganization;

(iv)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares a Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(v)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will be determined by including the shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the shareholder held those Target Fund shares as capital assets;

(vi)	Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

(vii)	Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund in the Reorganization will be the same as Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

(viii)	Under Section 1223(2) of the Code, the holding period in the hands of Acquiring Fund of each Target Fund asset transferred to Acquiring Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by Target Fund; and

(ix)	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In connection with this opinion, we call your attention to Revenue Ruling 87-76, 1987-2 C.B. 84, published by the Internal Revenue Service (“IRS”). In that ruling, the IRS held that the so-called “continuity of business enterprise” requirement necessary for tax-free reorganization treatment was not met in the case of an acquisition of an investment company which invested in corporate stocks and bonds by an investment company which invested in municipal bonds. Specifically, the IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds. We believe that the IRS’s conclusion in this ruling has always been questionable. In addition, a series of private letter rulings issued in July 2005 and subsequent private letter rulings (that indicate the IRS’s view on these issues but on which, as a matter of law, we are not permitted to rely under Code Section 6110(k)(3)) suggest that the IRS’s position on this issue is evolving: in each of these rulings, the IRS relied upon historic business representations to conclude that the reorganization satisfied the continuity of business enterprise requirement. However, even if the IRS’s 1987 revenue ruling were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

We believe that Acquiring Fund will continue Target Fund’s historic business, within the meaning of Treas. Reg. § 1.368-1(d), as an open-end management investment company that seeks income, consistent with a conservative level of risk, by investing primarily in fixed income securities through investments in other mutual funds. Although Acquiring Fund will dispose of securities formerly held by Target Fund, these dispositions will be in the normal course of operations (which include redemptions) and fully consistent with Acquiring Fund’s investment objectives and strategies, including those objectives and strategies it shares with Target Fund, and all proceeds generated by such dispositions not distributed, including in redemption, will be reinvested in a manner fully consistent with such policies. Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Target Fund for the benefit of, among others, the historic stockholders of Target Fund, and that, as a result, the continuity of business enterprise doctrine is fulfilled. We call to your attention the fact that there is no case law, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely (i.e., the only ruling that is not a private letter ruling), dealing specifically with the application of the “continuity of business enterprise” requirement to a reorganization involving two or more investment companies.

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

/s/ Ropes & Gray LLP

Ropes & Gray LLP

ROPES & GRAY LLP PRUDENTIAL TOWER 800 BOYLSTON STREET BOSTON, MA 02199-3600 WWW.ROPESGRAY.COM

April 29, 2013

Columbia Large Cap Value Fund

Columbia Funds Series Trust

c/o Columbia Management Investment Services Corp.

225 Franklin Street

Boston, MA 02110

Columbia Equity Value Fund

Columbia Funds Series Trust II

c/o Columbia Management Investment Services Corp.

225 Franklin Street

Boston, MA 02110

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 9, 2012, by and between Columbia Funds Series Trust, a Delaware statutory trust (the “Target Trust”), on behalf of one of its series, Columbia Large Cap Value Fund (“Target Fund”), and Columbia Funds Series Trust II, a Massachusetts business trust (the “Acquiring Trust”), on behalf of one of its series, Columbia Equity Value Fund (“Acquiring Fund,” together with Target Fund, the “Funds”), and, solely with respect to paragraphs 7.3 and 10.2 of the Agreement, the Funds’ investment adviser, Columbia Management Investment Advisers, LLC. The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter (the “Closing Date”), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Fund is a series of Target Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder’s option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Fund is a series of Acquiring Trust, which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated November 30, 2012 and such other items as we have deemed necessary to render this opinion. In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(x)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Acquiring Fund and Target Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(xi)	Under Section 361 of the Code, Target Fund will not recognize gain or loss upon the transfer of Target Fund’s assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction;

(xii)	Under Section 354 of the Code, no gain or loss will be recognized by Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring Fund Shares pursuant to the Reorganization;

(xiii)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares a Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(xiv)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will be determined by including the shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the shareholder held those Target Fund shares as capital assets;

(xv)	Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

(xvi)	Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund in the Reorganization will be the same as Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

(xvii)	Under Section 1223(2) of the Code, the holding period in the hands of Acquiring Fund of each Target Fund asset transferred to Acquiring Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by Target Fund; and

(xviii)	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In connection with this opinion, we call your attention to Revenue Ruling 87-76, 1987-2 C.B. 84, published by the Internal Revenue Service (“IRS”). In that ruling, the IRS held that the so-called “continuity of business enterprise” requirement necessary for tax-free reorganization treatment was not met in the case of an acquisition of an investment company which invested in corporate stocks and bonds by an investment company which invested in municipal bonds. Specifically, the IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds. We believe that the IRS’s conclusion in this ruling has always been questionable. In addition, a series of private letter rulings issued in July 2005 and subsequent private letter rulings (that indicate the IRS’s view on these issues but on which, as a matter of law, we are not permitted to rely under Code Section 6110(k)(3)) suggest that the IRS’s position on this issue is evolving: in each of these rulings, the IRS relied upon historic business representations to conclude that the reorganization satisfied the continuity of business enterprise requirement. However, even if the IRS’s 1987 revenue ruling were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

We believe that Acquiring Fund will continue Target Fund’s historic business, within the meaning of Treas. Reg. § 1.368-1(d), as an open-end investment company that seeks growth of capital by investing in equity securities primarily of large capitalization, value-oriented U.S. companies. Although Acquiring Fund will dispose of securities formerly held by Target Fund, these dispositions will be in the normal course of operations (which include redemptions) and fully consistent with Acquiring Fund’s investment objectives and strategies, including those objectives and strategies it shares with Target Fund, and all proceeds generated by such dispositions not distributed, including in redemption, will be reinvested in a manner fully consistent with such policies. Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Target Fund for the benefit of, among others, the historic stockholders of Target Fund, and that, as a result, the continuity of business enterprise doctrine is fulfilled. We call to your attention the fact that there is no case law, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely (i.e., the only ruling that is not a private letter ruling), dealing specifically with the application of the “continuity of business enterprise” requirement to a reorganization involving two or more investment companies.

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

/s/ Ropes & Gray LLP

Ropes & Gray LLP

ROPES & GRAY LLP PRUDENTIAL TOWER 800 BOYLSTON STREET BOSTON, MA 02199-3600 WWW.ROPESGRAY.COM

April 29, 2013

Columbia High Yield Opportunity Fund

Columbia Funds Series Trust I

c/o Columbia Management Investment Services Corp.

225 Franklin Street

Boston, MA 02110

Columbia High Yield Bond Fund

Columbia Funds Series Trust II

c/o Columbia Management Investment Services Corp.

225 Franklin Street

Boston, MA 02110

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 9, 2012, by and between Columbia Funds Series Trust I, a Massachusetts business trust (the “Target Trust”), on behalf of one of its series, Columbia High Yield Opportunity Fund (“Target Fund”), and Columbia Funds Series Trust II, a Massachusetts business trust (the “Acquiring Trust”), on behalf of one of its series, Columbia High Yield Bond Fund (“Acquiring Fund,” together with Target Fund, the “Funds”), and, solely with respect to paragraphs 7.3 and 10.2 of the Agreement, the Funds’ investment adviser, Columbia Management Investment Advisers, LLC. The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter (the “Closing Date”), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Fund is a series of the Target Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder’s option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Fund is a series of the Acquiring Trust, which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated November 30, 2012, and such other items as we have deemed necessary to render this opinion. In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Acquiring Fund and Target Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	Under Section 361 of the Code, Target Fund will not recognize gain or loss upon the transfer of Target Fund’s assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction;

(iii)	Under Section 354 of the Code, no gain or loss will be recognized by Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring Fund Shares pursuant to the Reorganization;

(iv)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares a Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(v)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will be determined by including the shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the shareholder held those Target Fund shares as capital assets;

(vi)	Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

(vii)	Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund in the Reorganization will be the same as Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

(viii)	Under Section 1223(2) of the Code, the holding period in the hands of Acquiring Fund of each Target Fund asset transferred to Acquiring Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by Target Fund; and

(ix)	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In connection with this opinion, we call your attention to Revenue Ruling 87-76, 1987-2 C.B. 84, published by the Internal Revenue Service (“IRS”). In that ruling, the IRS held that the so-called “continuity of business enterprise” requirement necessary for tax-free reorganization treatment was not met in the case of an acquisition of an investment company which invested in corporate stocks and bonds by an investment company which invested in municipal bonds. Specifically, the IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds. We believe that the IRS’s conclusion in this ruling has always been questionable. In addition, a series of private letter rulings issued in July 2005 and subsequent private letter rulings (that indicate the IRS’s view on these issues but on which, as a matter of law, we are not permitted to rely under Code Section 6110(k)(3)) suggest that the IRS’s position on this issue is evolving: in each of these rulings, the IRS relied upon historic business representations to conclude that the reorganization satisfied the continuity of business enterprise requirement. However, even if the IRS’s 1987 revenue ruling were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

We believe that Acquiring Fund will continue Target Fund’s historic business, within the meaning of Treas. Reg. § 1.368-1(d), as an open-end investment company that seeks current income by investing primarily in below-investment grade debt securities. Although Acquiring Fund will dispose of securities formerly held by Target Fund, these dispositions will be in the normal course of operations (which include redemptions) and fully consistent with Acquiring Fund’s investment objectives and strategies, including those objectives and strategies it shares with Target Fund, and all proceeds generated by such dispositions not distributed, including in redemption, will be reinvested in a manner fully consistent with such policies. Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Target Fund for the benefit of, among others, the historic stockholders of Target Fund, and that, as a result, the continuity of business enterprise doctrine is fulfilled. We call to your attention the fact that there is no case law, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely (i.e., the only ruling that is not a private letter ruling), dealing specifically with the application of the “continuity of business enterprise” requirement to a reorganization involving two or more investment companies.

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

/s/ Ropes & Gray LLP

Ropes & Gray LLP

ROPES & GRAY LLP PRUDENTIAL TOWER 800 BOYLSTON STREET BOSTON, MA 02199-3600 WWW.ROPESGRAY.COM

March 18, 2013

Columbia Government Money Market Fund

Columbia Funds Series Trust II

c/o Columbia Management Investment Services Corp.

225 Franklin Street

Boston, MA 02110

Columbia Money Market Fund

Columbia Funds Series Trust II

c/o Columbia Management Investment Services Corp.

225 Franklin Street

Boston, MA 02110

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 9, 2012, by and between Columbia Government Money Market Fund (“Target Fund,”) and Columbia Money Market Fund (“Acquiring Fund,” together with Target Fund, the “Funds”), each a series of Columbia Funds Series Trust II, a Massachusetts business trust (the “Trust”), and, solely with respect to paragraphs 7.3 and 10.2 of the Agreement, the Funds’ investment adviser, Columbia Management Investment Advisers, LLC. The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter (the “Closing Date”), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Fund is a series of the Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder’s option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Fund is also a series of the Trust. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated November 30, 2012, and such other items as we have deemed necessary to render this opinion. In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Acquiring Fund and Target Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	Under Section 361 of the Code, Target Fund will not recognize gain or loss upon the transfer of Target Fund’s assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction;

(iii)	Under Section 354 of the Code, no gain or loss will be recognized by Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring Fund Shares pursuant to the Reorganization;

(iv)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares a Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(v)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will be determined by including the shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the shareholder held those Target Fund shares as capital assets;

(vi)	Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

(vii)	Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund in the Reorganization will be the same as Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

(viii)	Under Section 1223(2) of the Code, the holding period in the hands of Acquiring Fund of each Target Fund asset transferred to Acquiring Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by Target Fund; and

(ix)	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In connection with this opinion, we call your attention to Revenue Ruling 87-76, 1987-2 C.B. 84, published by the Internal Revenue Service (“IRS”). In that ruling, the IRS held that the so-called “continuity of business enterprise” requirement necessary for tax-free reorganization treatment was not met in the case of an acquisition of an investment company which invested in corporate stocks and bonds by an investment company which invested in municipal bonds. Specifically, the IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds. We believe that the IRS’s conclusion in this ruling has always been questionable. In addition, a series of private letter rulings issued in July 2005 and subsequent private letter rulings (that indicate the IRS’s view on these issues but on which, as a matter of law, we are not permitted to rely under Code Section 6110(k)(3)) suggest that the IRS’s position on this issue is evolving: in each of these rulings, the IRS relied upon historic business representations to conclude that the reorganization satisfied the continuity of business enterprise requirement. However, even if the IRS’s 1987 revenue ruling were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

We believe that Acquiring Fund will continue Target Fund’s historic business, within the meaning of Treas. Reg. § 1.368-1(d), as an open-end investment company that is a money market fund meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940 (“Rule 2a-7”), and that seeks to maximize current income consistent with liquidity and stability of principal by investing primarily in money market securities. Although Acquiring Fund will dispose of securities formerly held by Target Fund, these dispositions will be in the normal course of operations (which include redemptions) and fully consistent with Acquiring Fund’s investment objectives and strategies, including those objectives and strategies it shares with Target Fund, and all proceeds generated by such dispositions not distributed, including in redemption, will be reinvested in a manner fully consistent with such policies. Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Target Fund for the benefit of, among others, the historic stockholders of Target Fund, and that, as a result, the continuity of business enterprise doctrine is fulfilled. We call to your attention the fact that there is no case law, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely (i.e., the only ruling that is not a private letter ruling), dealing specifically with the application of the “continuity of business enterprise” requirement to a reorganization involving two or more investment companies.

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

/s/ Ropes & Gray LLP

Ropes & Gray LLP